Exhibit 10.2

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (this "Agreement") made as of this 10th day of February, 2010, between Deerfield Resources, Ltd., a Nevada corporation (the "Company"), and the undersigned (the "Subscriber").

RECITALS

A.

Pursuant to a Confidential Private Placement Memorandum dated January 14, 2010 (the "PPM"), the Company is offering in a private placement (the "Offering") to accredited investors a minimum of 50 Units (the "Minimum Offering") and a maximum of 80 Units (the "Maximum Offering") at a purchase price of $125,000 per Unit, or up to 96 Units if the Company elects to accept over-subscriptions, with each Unit (the "Units") consisting of 100,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and a five-year detachable warrant (the "Warrant") to purchase 50,000 shares of Common Stock with an exercise price of $1.60 per share. The Common Stock and Warrants comprising the Units, and the shares of Common Stock underlying the Warrants are collectively referred to as the Securities."

B.

The Subscriber desires to purchase from the Company the number of Units set forth on the signature page hereof, on the terms and conditions hereinafter set forth.

C.

The Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

D.

Contemporaneously with the termination of the Offering, the parties hereto will execute and deliver (i) a Registration Rights Agreement (the "Registration Rights Agreement") substantially in the form of Exhibit A attached hereto, to provide for certain registration rights with respect to the Securities; (ii) the Warrants, substantially in the form of Exhibit B; and (iii) the Lock-up Agreement (the "Lock-up Agreement"), substantially in the form of Exhibit C hereto. This Agreement, the Registration Rights Agreement, the Warrants and the Lock-up Agreement, are collectively referred to as the "Transaction Documents."

AGREEMENT

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     ARTICLE I.
SUBSCRIPTION FOR AND
REPRESENTATIONS AND COVENANTS OF SUBSCRIBER

1.1

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for, and agrees to purchase from, the Company such number of Units set forth upon the signature page hereof, at a price equal to $125,000 per Unit (the "Purchase Price"), and the Company agrees to sell such Units to the Subscriber for the Purchase Price, subject to the Company's right to sell to the Subscriber a lesser number of Units as the Company may, in its sole discretion, deem necessary or desirable. The purchase price is payable by wire transfer of immediately available funds, pursuant to the wire instructions attached hereto as Exhibit D to Bank of North Georgia as escrow agent (the "Escrow Agent") to the Company.

1.2

The Subscriber recognizes that the purchase of the Units involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (ii) the Securities are not registered under the Securities Act, or any state securities law; (iii) there is no trading market for the Securities, none is likely ever to develop, and the Subscriber may not be able to liquidate his, her or its investment in the Company; (iv) transferability of the Securities is extremely limited; and (v) an investor could suffer the loss of his, her or its entire investment.

1.3

If the Subscriber is a business entity, it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Subscriber of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or, if the Subscriber is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Subscriber. This Transaction Documents to which the Subscriber is a party has been duly executed by the Subscriber, and when delivered in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Subscriber, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

1.4

The Subscriber is an "accredited investor," as such term in defined in Rule 501(a) of Regulation D, and the Subscriber is able to bear the economic risk of an investment in the Securities. The Subscriber is not a registered broker dealer under Section 15 of the Exchange Act.

1.5

The Subscriber has prior investment experience (including investment in non-listed and non-registered securities), and has read and evaluated, or has employed the services of an investment advisor, attorney or accountant to read and evaluate, all of the documents furnished or made available by the Company to the Subscriber and to all other prospective investors in the Securities, including the PPM, as well as the merits and risks of such an investment by the Subscriber. The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive. The Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Securities. The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or a complete loss of this investment.

1.6

The Subscriber is not purchasing the Units as a result of any advertisement, article, notice or other communication regarding the Units published in any newspaper, magazine or similar media or broadcast over television or radio. The Subscriber has not directly or indirectly, nor has any person or entity acting on behalf of or pursuant to any understanding with the Subscriber, engaged in any transactions in the securities of the Company (including any short sales involving the Company's securities) since the time that the Subscriber was first contacted by the Company, the placement agent, or any other person or entity acting on behalf of the Company regarding the investment in the Company contemplated by this Agreement. The Subscriber covenants that neither it nor any person or entity acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

1.7

The Subscriber acknowledges receipt and careful review of the PPM, all supplements to the PPM, and all other documents furnished in connection with this transaction by the Company (collectively, the "Offering Documents") and has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber has requested or desires to know; and the Subscriber has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and any additional information which the Subscriber has requested.

1.8

The Subscriber acknowledges that the purchase of the Securities may involve tax consequences to the Subscriber and that the contents of the Offering Documents do not contain tax advice. The Subscriber acknowledges that the Subscriber must retain his, her or its own professional advisors to evaluate the tax and other consequences to the Subscriber of an investment in the Securities. The Subscriber acknowledges that it is the responsibility of the Subscriber to determine the appropriateness and the merits of a corporate entity to own the Securities and the corporate structure of such entity.

1.9

The Subscriber acknowledges that this Offering has not been reviewed by the Securities and Exchange Commission (the "SEC") or any state securities commission, and that no federal or state agency has made any finding or determination regarding the fairness or merits of the Offering. The Subscriber represents that the Securities are being purchased for his, her or its own account, for investment only, and not with a view toward distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

1.10

The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his, her or its investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his, her or its representation merely meant that his, her or its present intention was to hold such securities for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his, her or its representation to the Company and the SEC might regard such a sale or disposition as a deferred sale, for which such exemption is not available.

1.11

The Subscriber agrees to indemnify and hold the Company, its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the Subscriber contained herein or any sale or distribution by the Subscriber in violation of the Securities Act (including, without limitation, the rules promulgated thereunder), any state securities laws, or the Company's Certificate of Incorporation or By-laws, as amended from time to time.

1.12

The Subscriber understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. The Subscriber acknowledges that it is familiar with Rule 144 promulgated by the SEC pursuant to the Securities Act, and that the Subscriber has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, the Subscriber will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

1.13

The Subscriber understands that, when issued, the certificates representing the Securities will bear the following restrictive legend ("Legend"):

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR REFINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The Subscriber understands that the Company will not permit transfer of such Securities unless the Subscriber (i) provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration by the Subscriber of the Units is not required under the Securities Act, or (ii) transfers the Securities to an affiliate which is an accredited investor (in accordance with the provisions of this Agreement) or in compliance with Rule 144.

1.14

The Subscriber understands and agrees that its sale of the Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, shall be made only pursuant to an effective registration statement (and to deliver a prospectus in connection with such sale) or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Securities or any Securities are issued without the Legend, and thereafter the effectiveness of a registration statement covering the sales of such Securities is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to the holder of such Securities, the Company shall be entitled to require that the Legend be placed upon any such Securities which cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (ii) of Section 1.10 has not been rendered, which Legend shall be removed when such Securities may be sold pursuant to an effective registration statement or Rule 144 (or such holder provides the opinion with respect thereto described in clause (ii) of Section 1.10. The Subscriber understands that the Company is under no obligation to comply with the conditions of Rule 144 or take any other action necessary in order to make available any exemption from registration for the sale of the Securities.

1.15

The Subscriber understands that the Company will review and rely on this Subscription Agreement without making any independent investigation; and it is agreed that the Company reserves the unrestricted right to reject or limit any subscription and to withdraw the Offering at any time.

1.16

The Subscriber hereby represents that the address of the Subscriber furnished at the end of this Subscription Agreement is the undersigned's principal residence, if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.17

The Subscriber hereby acknowledges that neither the Company nor any persons associated with the Company who may provide assistance or advice in connection with the Offering (other than the placement agent, if one is engaged by the Company) are or are expected to be members or associated persons of members of the Financial Industry Regulatory Authority, Inc. or a registered broker dealer under Section 15 of the Exchange Act.

1.18

The Subscriber understands that, pursuant to the terms of the Offering as set forth in the PPM, the Company must receive subscriptions for 50 Units for an aggregate purchase price of $6,250,000 in order to close on the sale of any Units and that persons affiliated with the Company or its consultants, advisors, or placement agents may subscribe for Common Stock, in which case the Company may accept subscriptions from such affiliated parties in order to reach the Minimum Offering; and that, accordingly, no investor should conclude that achieving the Minimum Offering is the result of any independent assessment of the merits or advantages of the Offering or the Company made by Subscribers in the Minimum Offering.

1.19

The Subscriber has independently evaluated the merits of its decision to purchase the Units pursuant to the Transaction Documents and confirms that it has not relied on the advice of any other Subscriber's business and/or legal counsel in making such decision. The Subscriber hereby represents that, except as expressly set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company. In entering into this transaction, the Subscriber has not relied on the business or legal advice of the placement agent or any of its agents, counsel, or affiliates in making its investment decision hereunder, and confirms that none of such persons or entities has made any representations or warranties to the Subscriber in connection with the transactions contemplated by the Transaction Documents.

1.20

All information provided by the Subscriber in the Investor Questionnaire attached as Exhibit E hereto, is true and accurate in all respects. The Subscriber understands that the Units are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Securities. The Subscriber understands that no United States federal or state agency or any governmental authority has passed upon or made any recommendation or endorsement of the Securities.

1.21

If the Subscriber is not a U.S. Person (as such term is defined in Section 902(a) of Regulation S), the Subscriber (i) acknowledges that the certificate(s) representing or evidencing the Securities contain a customary restrictive legend restricting the offer, sale or transfer of any Securities except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration, (ii) agrees that all offers and sales by the Subscriber of Securities shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from, or a transaction not subject to the registration requirements of, the Securities Act, (iii) represents that the offer to purchase the Securities was made to the Subscriber outside of the United States, and the Subscriber was, at the time of the offer and will be, at the time of the sale and is now, outside the United States, (iv) has not engaged in or directed any unsolicited offers to purchase Securities in the United States, (v) is neither a U.S. Person nor a Distributor (as such terms are defined in Section 902(a) and 902(c), respectively, of Regulation S), (vi) has purchased the Securities for its own account and not for the account or benefit of any U.S. Person, (vii) is the sole beneficial owner of the Units set forth on the signature page hereof, and has not pre-arranged any sale with a Subscriber in the United States, and (viii) is familiar with and understands the terms and conditions and requirements contained in Regulation S, specifically, without limitation, each Subscriber understands that the statutory basis for the exemption claimed for the sale of the Securities would not be present if the sale, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act.

ARTICLE II.
REPRESENTATIONS BY THE COMPANY

2.1

The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

2.2

The execution, delivery and performance of this Subscription Agreement by the Company has been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sale of the Units has been duly taken and approved.

2.3

The Securities have been duly and validly authorized and issued.

2.4

The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

2.5

The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

2.6

The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company's Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

ARTICLE III.
COVENANTS BY THE COMPANY

3.1

The Company agrees to file a Form D with respect to the Securities as required under Regulation D and shall make all filings and reports relating to the offer and sale of the Securities by the Company and to the resale of the Securities by the Subscriber required under applicable securities or "Blue Sky" laws of the states of the United States promptly following the Termination Date (as defined in Section 4.1 hereof).

3.2

The Company maintain its status as an issuer required to file reports under the Exchange Act and shall timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and shall disclose in the Registration Statement contemplated by the Registration Rights Agreement, any material, nonpublic information provided to the holder of the Securities except to the extent previously disclosed or the Company determines that such information is no longer material.

3.3

The Company acknowledges and agrees that the Securities may be pledged by a Holder (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Subscriber effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided that Subscriber and its pledgee shall be required to comply with the provisions hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.

3.4

The proceeds from the sale of the Securities contemplated hereby shall be used by the Company for general corporate purposes.

3.5

On or before 5:30 p.m., Eastern Time, within four business days following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the Exchange Act and reasonably acceptable to the Subscriber, which shall attach the material Transaction Documents (including, without limitation, this Agreement and all schedules thereto, the form of Warrant, the form of the Registration Rights Agreement and any other documents or agreements to be executed in connection with the transactions contemplated hereunder) as exhibits to such filing.

3.6

The business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a material adverse effect on the business and operations of the Company.

3.7

The Company shall be responsible for the payment of any agent's fees relating to or arising out of the transactions contemplated hereby, including, without limitation, any commissions payable to placement agent; provided, however, that each Subscriber shall be responsible for the payment of his, her or its own independent legal fees.

3.8

The Company agrees to adopt a stock incentive plan within 90 days of the Termination Date, pursuant to which 3,250,000 shares of the Company's Common Stock will be reserved for issuance to employees, directors, consultants, and other service providers.

3.9

If the Company accepts the subscription of the Subscriber in accordance with Article IV hereof, then, on or prior to the Termination Date (defined below), the Company agrees (i) to deliver to the Subscriber a Make Good Escrow Agreement, substantially in the form of Exhibit F attached hereto, and duly executed by the parties thereto, and (ii) that the Escrow Shares (as defined in the Make Good Escrow Agreement) shall have been deposited into the escrow account pursuant to the terms of the Make Good Escrow Agreement.

ARTICLE IV.
TERMS OF SUBSCRIPTION

4.1

Subject to Section 4.2 hereof, the subscription period will begin as of the date of the PPM and will terminate at 11:59 PM Eastern Time, on the earlier of the date on which the Maximum Offering is sold or February 5, 2010 (the "Termination Date"); provided, however, that the Termination Date may be extended by up to an additional thirty (30) days by the Company. The minimum subscription amount is $125,000, although the Company may, in its discretion, accept subscriptions for less than $125,000.

4.2

The Subscriber shall effect a wire transfer in the full amount of the purchase price for the Units to the Company's escrow account in accordance with the wire instructions attached as Exhibit D hereto.

4.3

All funds paid hereunder shall be held in escrow by the Escrow Agent until the Termination Date. If the Company has not obtained subscriptions (including this subscription) for the Minimum Offering on or before the Termination Date (as such date may be extended by the Company), then this subscription shall be void and all funds paid hereunder by the Subscriber shall be promptly returned without interest to the Subscriber, to the same account from which the funds were drawn. If subscriptions for the Minimum Offering are received and accepted and payment tendered therefor on or prior to the Termination Date, then all subscription proceeds (less fees and expenses agreed on by the Company) shall be paid over to the Company on the earlier of (a) three (3) days following the receipt of all fully paid funds in connection with the Minimum Offering or (b) three (3) days following the date that the fully paid funds received in escrow in connection with the Minimum Offering equals or exceeds $6,250,000. In such event, sales of the Units may continue thereafter until the earlier of the date on which the Maximum Offering is sold and the Termination Date, with subsequent releases of funds by the Escrow Agent, from time to time, at the discretion of the Company.

4.4

The Subscriber hereby authorizes and directs the Company and the Escrow Agent to deliver any certificates or other written instruments representing the Units to be issued to such Subscriber pursuant to this Subscription Agreement to the address indicated on the signature page hereof.

4.5

The Subscriber hereby authorizes and directs the Company and the Escrow Agent to return any funds, without interest, for unaccepted subscriptions to the same account from which the funds were drawn.

4.6

If the Subscriber is not a United States person, such Subscriber shall immediately notify the Company and the Subscriber hereby represents that the Subscriber is satisfied as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Units or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. Such Subscriber's subscription and payment for, and continued beneficial ownership of, the Units will not violate any applicable securities or other laws of the Subscriber's jurisdiction.

ARTICLE V.
MISCELLANEOUS

5.1

Any notice or other communication or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (Eastern Time) on a Business Day, (b) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:30 p.m. (Eastern Time) on any date and earlier than 11:59 p.m. (Eastern Time) on such date, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	SanJun Industrial Park, HuaWang Road
Dalang, Longhua Town
Shenzhen, 518109, China
Fax: +86-755-2810 9421
Attention: Chief Executive Officer

with a copy (for	Pillsbury Winthrop Shaw Pittman LLP
informational	50 Fremont Street
purposes only) to:	San Francisco, CA 94105-2228
Tel: 415.983.1523
Fax: 415.983.1200
Attention: Scott C. Kline

If to the Holder:	To the address set forth on such Holder's signature page hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

5.2

This Subscription Agreement shall not be changed, modified or amended except by a writing signed by both (a) the Company and (b) subscribers in the Offering holding a majority of the Units issued in the Offering.

5.3

This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

5.4

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

5.5

This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided; subject, however, to the right hereby reserved by the Company to (i) enter into the same agreements with other subscribers, (ii) add and/or delete other persons as subscribers and (iii) reduce the amount of or reject any subscription.

5.6

The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

5.7

It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent breach by that same party.

5.8

The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further actions as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

__________________________X $125,000 for each Unit = $_____________________.
Number of Units subscribed for                                                        Aggregate Purchase Price

Manner in which Title is to be held (Please Check One):

1. ____	Individual	7. ____	Trust/Estate/Pension or Profit Sharing Plan Date Opened:______________

2. ____	Joint Tenants with Right of Survivorship	8. ____	As a Custodian for Under the Uniform Gift to Minors Act of the State of_____________

3. ____	Community Property	9. ____	Married with Separate Property

4. ____	Tenants in Common	10. ____	Keogh

5. ____	Corporation/Partnership Limited Liability Company	11. ____	Tenants by the Entirety

6.____	IRA	12. ____	Foundation described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN:

(a) INDIVIDUAL SUBSCRIBERS MUST COMPLETE PAGE A-10
             (b) SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE A-11

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Subscriber

Residence: Number and Street	Address of Additional Subscriber

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Subscriber)

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY

(Corporation, Partnership, Trust, Etc.)
____________________________________________________________________________

Name of Entity (Please Print)

Date of Incorporation or Organization: _________________________________________

State of Principal Office: ____________________________________________________

Federal Taxpayer Identification Number: ________________________________________

____________________________________________
Office Address

____________________________________________
City, State and Zip Code

____________________________________________
Telephone Number

____________________________________________
Fax Number (if available)

____________________________________________
E-Mail (if available)

[seal]

By: _____________________________

Name:
Title:

Attest: ____________________________
(If Entity is a Corporation)

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgement signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Rule 3050 of the FINRA Conduct Rules

____________________________
Name of FINRA Firm

By: ________________________

Name:
Title:

COMPANY:

DEERFIELD RESOURCES, LTD.

By: _______________________________
Name: Xiangjun Liu
Title: Chief Executive Officer

[COMPANY SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT]